UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2005

EMC INSURANCE GROUP INC
(Exact name of registrant as specified in its charter)

Iowa	0-10956	42-6234555
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

717 Mulberry Street, Des Moines, Iowa	50309
(Address of principal executive offices)	(Zip Code)

(515) 280-2902
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 30, 2005, EMC Reinsurance Company, the Registrant’s reinsurance subsidiary, and Employers Mutual Casualty Company, the Registrant’s parent organization, entered into a Restated Quota Share Reinsurance Retrocessional Agreement (the “Agreement”), that becomes effective January 1, 2006. The Agreement was restated to include the revised terms and coverage reported in the Registrant’s Form 8-K filed on December 6, 2005. The Agreement was approved by state Regulatory authorities on December 30, 2005. The Agreement is filed as Exhibit 10.1.

Item 9.01	Financial and Exhibits.

(c)	Exhibits.

Exhibit Number	Description

10.1	Restated Quota Share Reinsurance Retrocessional Agreement

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMC INSURANCE GROUP INC.
Registrant

/s/ Bruce G. Kelley
Bruce G. Kelley
President & Chief Executive Officer

/s/ Mark E. Reese
Mark E. Reese
Senior Vice President and
Chief Financial Officer

January 5, 2006

EXHIBIT INDEX

Exhibit Number	Description

10.1	Restated Quota Share Reinsurance Retrocessional Agreement